UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2024 (July 1, 2024)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 3.03.	Material Modification to Rights of Security Holders.

As previously disclosed by Synchronoss Technologies, Inc. (“Synchronoss” or the “Company”) in Synchronoss’ Current Report on Form 8-K filed with the Securities and Exchange Commission on June 28, 2024, Synchronoss entered into a Credit Agreement with BGC Lender Rep LLC, as administrative agent, and the lenders party thereto for a senior secured term loan facility of up to $75.0 million, the proceeds of which were used in part to repurchase 60,826 shares of its Series B Perpetual Non-Convertible Preferred Stock (the “Series B Preferred”), for an aggregate purchase price of $52.6 million (the “Series B Repurchase”). As a result of the Series B Repurchase, no shares of the Series B Preferred remain outstanding.

On July 1, 2024, following the Series B Repurchase, Synchronoss filed a Certificate of Elimination for the Series B Preferred with the Secretary of State of the State of Delaware (the “Series B Certificate of Elimination”).

The Series B Certificate of Elimination is filed as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description of the Series B Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 3.03 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description	Filed Herewith
3.1	Certificate of Elimination of Series B Perpetual Non-Convertible Preferred Stock.	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2024

Synchronoss Technologies, Inc.
/s/ Louis Ferraro
Name:	Louis Ferraro
Title:	Chief Financial Officer
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